Exhibit 99.1
PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units – Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one Share on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded hereunder shall vest on the first anniversary of the Grant Date (“RSU Vesting Date”).
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Stock Units awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.
(b)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Stock Units awarded under this Agreement that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to you one Share for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold Shares otherwise transferable to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. You shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to you of a certificate or certificates for such Shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in your name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to Shares, the Company shall credit the Account with the dollar amount of dividends you would have received if each Restricted Stock Unit held by you on the record date for such dividend payment had been a Share. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, you shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been Shares during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If you forfeit Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of Shares rather than cash, you will be credited with one additional Restricted Stock Unit for each Share that would have been received as a dividend had your outstanding Restricted Stock Units been Shares. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms And Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Shares subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such Shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any Federal, state or local taxes applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. State taxes will be withheld at the appropriate rate set by the applicable state. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A. Restricted Stock Units and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary to facilitate the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Michigan without regard to principals of conflict of laws. Any proceeding related to or arising out of this Agreement shall be commenced, prosecuted or continued in the Circuit Court in Kent County, Michigan located in Grand Rapids, Michigan or in the United States District Court for the Western District of Michigan, and in any appellate court thereof.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Date	Joseph C. Papa
President & Chief Executive Officer

PERRIGO COMPANY PLC
RESTRICTED STOCK UNIT AWARD AGREEMENT
(SERVICE-BASED)
(Under the Perrigo Company plc 2013 Long-Term Incentive Plan)
TO:        «First_Name» «Last_Name»
RE:        Notice of Restricted Stock Unit Award (Service-Based)
This is to notify you that Perrigo Company plc (the “Company”) has granted you an Award under the Perrigo Company plc 2013 Long-Term Incentive Plan (the “Plan”), effective as of ______________________ (the “Grant Date”). This Award consists of service-based restricted stock units. The terms and conditions of this incentive are set forth in the remainder of this agreement (the “Agreement”). The capitalized terms that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms under the Plan.
SECTION 1
Restricted Stock Units – Service-Based Vesting
1.1    Grant. As of the Grant Date, and subject to the terms and conditions of this Agreement and the Plan, the Company grants you «Number_of_restricted_stock units» (“Restricted Stock Units”). Each Restricted Stock Unit shall entitle you to one Share on the applicable RSU Vesting Date, provided the vesting conditions described in Section 1.2 are satisfied.
1.2    Vesting. Except as provided in Section 1.3, the Restricted Stock Units awarded hereunder shall vest on the first anniversary of the Grant Date (“RSU Vesting Date”).
1.3    Special Vesting Rules. Notwithstanding Section 1.2 above:
(a)    If your Termination Date occurs by reason of death, Disability or Retirement, with the Company’s consent, any Restricted Stock Units awarded under this Agreement that have not vested prior to such Termination Date shall become fully vested.
(b)    In the event of a Change in Control (as defined in the Plan and as such definition may be amended hereafter) while you are providing services to the Company, all Restricted Stock Units awarded under this Agreement that have not vested or been forfeited prior to the date of such Change in Control shall become fully vested on such date.
1.4    Settlement of Restricted Stock Units. As soon as practicable after the RSU Vesting Date, the Company shall transfer to you one Share for each Restricted Stock Unit becoming vested on such date (the date of any such transfer shall be the “settlement date” for purposes of this Agreement); provided, however, the Company may withhold Shares otherwise transferable to the extent necessary to satisfy withholding taxes due by reason of the vesting of the Restricted Stock Units, in accordance with Section 2.6. You shall have no rights as a stockholder with respect to the Restricted Stock Units awarded hereunder prior to the date of issuance to you of a certificate or certificates for such Shares. Notwithstanding the foregoing, the Committee, in its sole discretion, may elect to settle Restricted Stock Units in cash based on the fair market value of the Common Stock on the RSU Vesting Date.
1.5    Dividend Equivalents. The Restricted Stock Units awarded under Section 1.1 shall be eligible to receive dividend equivalents in accordance with the following:
(a)    An “Account” will be established in your name. Such Account shall be for recordkeeping purposes only, and no assets or other amounts shall be set aside from the Company’s general assets with respect to such Account.
(b)    On each date that a cash dividend is paid with respect to Shares, the Company shall credit the Account with the dollar amount of dividends you would have received if each Restricted Stock Unit held by you on the record date for such dividend payment had been a Share. No interest or other earnings shall accrue on such Account.
(c)    As of each RSU Vesting Date, you shall receive a payment equal to the amount of dividends that would have been paid on the Restricted Stock Units vesting on such date had they been Shares during the period beginning on the Grant Date and ending on the RSU Vesting Date, and the Account shall be debited appropriately. If you forfeit Restricted Stock Units, any amounts in the Account attributable to such Restricted Stock Units shall also be forfeited.
(d)    If dividends are paid in the form of Shares rather than cash, you will be credited with one additional Restricted Stock Unit for each Share that would have been received as a dividend had your outstanding Restricted Stock Units been Shares. Such additional Restricted Stock Units shall vest or be forfeited at the same time as the Restricted Stock Unit to which they relate.
SECTION 2
General Terms And Conditions
2.1    Nontransferability. The Award under this Agreement shall not be transferable other than by will or by the laws of descent and distribution.
2.2    No Rights as a Stockholder. You shall not have any rights as a stockholder with respect to any Shares subject to the RSU awarded under this Agreement prior to the date of issuance to you of a certificate or certificates for such Shares.
2.3    Cause Termination. If your Termination Date occurs for reasons of Cause, all of your rights under this Agreement, whether or not vested, shall terminate immediately.
2.4    Award Subject to Plan. The granting of the Award under this Agreement is being made pursuant to the Plan and the Award shall be payable only in accordance with the applicable terms of the Plan. The Plan contains certain definitions, restrictions, limitations and other terms and conditions all of which shall be applicable to this Agreement. ALL THE PROVISIONS OF THE PLAN ARE INCORPORATED HEREIN BY REFERENCE AND ARE MADE A PART OF THIS AGREEMENT IN THE SAME MANNER AS IF EACH AND EVERY SUCH PROVISION WERE FULLY WRITTEN INTO THIS AGREEMENT. Should the Plan become void or unenforceable by operation of law or judicial decision, this Agreement shall have no force or effect. Nothing set forth in this Agreement is intended, nor shall any of its provisions be construed, to limit or exclude any definition, restriction, limitation or other term or condition of the Plan as is relevant to this Agreement and as may be specifically applied to it by the Committee. In the event of a conflict in the provisions of this Agreement and the Plan, as a rule of construction the terms of the Plan shall be deemed superior and apply.
2.5    Adjustments in Event of Change in Common Stock. In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the number and kind of shares subject to the Award under this Agreement will be appropriately adjusted in an equitable manner to prevent dilution or enlargement of the rights granted to or available for you.
2.6    Withholding. This Award is subject to the withholding of all applicable taxes. The Company may withhold, or permit you to remit to the Company, any income or other taxes or social insurance charges or other charges applicable to the grant, vesting or other event giving rise to tax liability with respect to this Award. If you have not remitted the full amount of applicable withholding taxes to the Company by the date the Company is required to pay such withholding to the appropriate taxing authority (or such earlier date that the Company may specify to assist it in timely meeting its withholding obligations), the Company shall have the unilateral right to withhold Common Stock relating to this Award in the amount it determines is sufficient to satisfy the minimum tax withholding required by law. You agree to execute any additional documents required to process any withholding, including any documents required by any third party broker to process any such withholding; and to sell, or authorize the Company to sell such shares as may be necessary to generate sufficient funds to cover the withholding obligations and shall remit such funds to the Company. You may elect to surrender previously acquired Common Stock or to have the Company withhold Common Stock relating to this Award and otherwise deliverable to you in an amount sufficient to satisfy all or a portion of the minimum tax withholding required by law. You authorize the Company to make any further adjustments through payroll to ensure that the correct amount is remitted to appropriate authorities of the jurisdiction in which you are subject to tax in respect of the Award.
2.7    Compliance with Applicable Law. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to issue any Shares under this Agreement if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.
2.8    Code Section 409A. Restricted Stock Units and dividend equivalents payable under this Agreement are intended to be exempt from Code Section 409A under the exemption for short-term deferrals. Accordingly, Restricted Stock Units will be settled and dividend equivalents will be paid no later than the 15th day of the third month following the later of (i) the end of your taxable year in which the RSU Vesting Date occurs, or (ii) the end of the fiscal year of the Company in which the RSU Vesting Date occurs.
2.9    Data Privacy. By entering into this Agreement and accepting this Award, you (a) explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of any of your personal data that is necessary for the purposes of facilitating the implementation, administration and management of the Award and the Plan, (b) understand that the Company may, for the purpose of implementing, administering and managing the Plan, hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, and details of all awards or entitlements to Shares granted to you under the Plan or otherwise (“Data”), (c) understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, including any broker with whom the Shares issued upon vesting of the Award may be deposited, and that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country and you consent to such transfers also, (d) waive any data privacy rights you may have with respect to the data, and (e) authorize the Company, its subsidiaries and its agents, to store and transmit such information in electronic form.

2.10    Successors and Assigns. This Agreement shall be binding upon any or all successors and assigns of the Company.
2.11    Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Ireland, without giving effect to principles of conflict of laws thereof.
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We look forward to your continuing contribution to the growth of the Company. Please acknowledge your receipt of the Plan and this Award.

Very truly yours,

Date	Joseph C. Papa
President & Chief Executive Officer